SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBITS
                                       TO
                                    FORM 8-K





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                          GUM TECH INTERNATIONAL, INC.
                         SUBORDINATED CONVERTIBLE NOTE
                            TO PURCHASE COMMON STOCK

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, ACCEPTABLE TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Series A-                                                       Phoenix, Arizona
         --------------
U.S. $                                                         February 20, 1997
       ----------------


     GUM TECH INTERNATIONAL, INC., a Delaware corporation (the "Company"), the principal office of which is located at 4205 North Seventh Avenue, Phoenix,
Arizona 85013, for value received,  hereby promises to pay to .............,  or registered assigns,  the sum of  ................  and 00/100 U.S. Dollars (U.S.
$............),  or such  lesser  amount as shall  then  equal  the  outstanding principal amount hereof on the terms and conditions set forth hereinafter. Interest shall accrue on this Note at the rate of eleven percent (11%) per annum. The principal hereof and accrued interest hereon, shall be paid, due and payable as set forth in Section 2.a (below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. This
Note is one of a Series issued in connection with the transactions described in that certain Subscription Agreement dated for reference purposes only as of January 31, 1997 between the Company and the Holder (the "Subscription Agreement"). The Holder of this Note is subject to certain restrictions set forth in the Subscription Agreement and shall be entitled to certain rights and privileges set forth in the Subscription Agreement.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

          a. "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

          b. "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note on the register maintained by the Company.

     2. Principal and Interest Payments.

          a. Interest Rate/Initial Quarterly Payments. Until all outstanding principal and accrued interest on this Note shall have been paid in full, interest shall accrue and be payable on the outstanding principal balance of this Note in arrears quarterly following the date of this Note commencing on June 1, 1997, and on each September 1, January 1, April 1 and June 1 thereafter (each the "Interest Payment Date"), at the lower of (i) the rate of eleven percent (11%) per annum accruing from the date of this Note; and (ii) applicable usury interest limits (collectively, the "Interest Rate"). If


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applicable  usury interest limits for any interest payment are below the rate of eleven percent (11%) per annum, the Company shall, on or before the record date for such payment, deliver an Officer's Certificate to each Holder, certifying the amount of the interest rate for such interest payment based on the applicable usury limits. Interest on this Note shall accrue from the date hereof on the outstanding principal balance, as such principal may decline from time to time as contemplated, until such principal is paid in full. Interest shall be calculated based on actual days elapsed. Any interest past due for more than five (5) calendar days after the applicable Interest Payment Date shall likewise bear interest at the rate of eleven percent (11 %) per annum from such Interest Payment Date until paid in full.

          b. Amortized Payments of Principal and Interest. The Company shall pay Holder twenty-four (24) equal installments of principal, which payments in the aggregate shall equal the original principal balance hereunder, plus accrued interest thereon, commencing on January 1, 2000, and monthly thereafter on the first (1 st) day of each calendar month thereafter until all principal and accrued interest are paid in full (each a "Principal Payment Date").

     3. Prepayment. The Company may prepay any portion or all of the principal balance and/or interest under this Note any time after the six (6) month anniversary of the date of this Note upon thirty (30) calendar days' prior written notice to the Holder. Any prepayment of this Note will be credited first against accrued interest and then against principal.

     4. Conversion.

          a. Holder's Conversion Rights. So long as any principal remains outstanding hereunder, Holder may, at its option by written notice to the Company in the form of the Conversion Election Form appended to this Note (the "Conversion Election Form") at any time (the "Conversion Period"), convert all or any portion of the principal and accrued interest outstanding hereunder into Common Stock of the Company (the "Note Shares") at the "Conversion Price" of $4.75 per share (as adjusted pursuant to Section 7 (below)).

          b. General Conversion Terms. The Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of this Note unless this Note is delivered to the Company, together with a properly executed Conversion Election Form; provided, however, that this Note need not be delivered for conversion if the Holder notifies the Company that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery to it of the Note or such indemnification agreement and Conversion Election Form, issue and deliver to such Holder of such Note a certificate or certificates for the Note Shares to which the Holder shall be entitled accompanied by any appropriate restrictive legends on transfer, a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock, as the case may be, and a new Note upon the same terms as this Note for any remaining principal in the case of a conversion of only a portion of this Note. The Note Shares issued upon conversion will bear legends which are substantially the same as the securities legends appearing on the face of this Note. In addition, the shares issued upon conversion will bear a legend which is substantially the same as the Lock-Up Legend appearing on the face of this Note if conversion occurs prior to the expiration date of the Lock-Up Period set forth in Section 8 of this Note; thereafter shares issued upon conversion will be issued without the "Lock-Up Legend." Such conversion shall be deemed to have been made immediately prior to the close of business on the date of receipt by the Company of the Holder's Conversion Election Form and this Note (or indemnification agreement if required by the Company). The person or persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock on such date.

339\GUM-TECH\Note

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     5. Note  Confers No Rights of  Shareholder.  The Holder  shall not have any rights as a shareholder of the Company with regard to the shares issuable hereunder prior to actual conversion hereunder.

     6. Reservation of Shares. The Company agrees at all times during the Conversion Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon conversion of this Note, a sufficient number of shares of its Common Stock to provide for the conversion of the rights represented hereby.

     7. Adjustments.

          a. Re-Classification of Capital Stock. If the Company at any time during the Conversion Period shall, by subdivision, combination or re-classification of securities, change any of the Company's Common Stock to which purchase rights under this Note exist into the same or a different number of securities of any class or classes, this Note shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the shares hereunder immediately prior to such subdivision, combination, or reclassification. If shares of the Company's Common Stock are subdivided into a greater number of shares of Common Stock, the Conversion Price for the shares hereunder upon conversion of this Note shall be proportionately reduced and the number of such shares shall be proportionately increased; and conversely, if shares of the Company's Common Stock are combined into a smaller number of Common Stock shares, the Conversion Price shall be proportionately increased, and the number of shares hereunder shall be proportionately decreased.

          b. Reorganization or Merger. In the case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation, and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Note) such successor corporation shall execute a new Note (in form and substance satisfactory to Holder), providing that Holder shall have the right to convert such new Note on the original terms of this Note and, upon such conversion, to receive, in lieu of each share of Common Stock theretofore issuable upon conversion of this Note, the kind and amount of shares of stock, other securities, money and property receivable upon such merger by a holder of one (1) share of Common Stock.

     8. Lock-Up. From the date hereof through January 31, 1998, (the "Lock-Up Period"), the Investor agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of the Note Shares without the prior written consent of the Company. The Company may impose stop-transfer instructions with respect to the Note Shares subject to the foregoing restrictions until the end of said Lock-Up Period. On, or before, the expiration date of the Lock-Up Period, the Company will give its stock transfer agent a standing order authorizing the stock transfer agent to issue, after such expiration date, free of the Lock-Up Legend, the Note Shares issuable upon conversion of this Note.

     9. Default/Acceleration.

          a. Events Of Default. Without notice, except as expressly provided herein, the following will be deemed to be events of default:

               (i) Covenants. There is any breach of any material covenant, warranty, representation or other term or condition of this Note, including but not limited to the payment of interest or principal, or the Subscription Agreement at any time which is not cured within the time periods provided, if any; or

339\GUM-TECH\Note

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               (ii)  Receivership.  The  entry of a  decree  or order of a court having jurisdiction in the matter for the appointment of a receiver and such decree or order has continued in force undischarged or unstayed for a period of thirty (30) days; or

               (iii) Bankruptcy. The Company institutes proceedings to be adjudged a voluntary bankrupt, or consents to the filing of bankruptcy proceedings against it, or files a petition or answer or consent seeking reorganization under the National Bankruptcy Act or any other similar or applicable federal or state law, or consents to the filing of any such petition, or consents to the appointment of a receiver, liquidator, or trustee in bankruptcy, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or

               (iv) Attachment. Any judgment, writ, or warrant of attachment or of any similar process in an amount in excess of Twenty-Five Thousand Dollars ($25,000) is entered or filed against the Company or against any of its property or assets and remains unpaid, unvacated, unbonded, or unstayed for a period of sixty (60) days; or

               (v) Debt Default. The Company defaults under any other debt obligation note in excess of $25,000.

          b. Acceleration Of Maturity. If any one or more of the foregoing events of default occurs, then all principal of and all accrued interest on all Series A Notes then outstanding shall become immediately due and payable without further notice or demand; provided, however, that at any time after an event of default such event of default with respect to this Note may be waived by the Holder by written notice to the Company.

          c. Payment On Acceleration. Upon any such acceleration of the maturity of this Note, the Company will immediately pay to the Holder the entire principal balance unpaid on this Note, together with accrued interest thereon to the date of such payment.

          d. Failure To Pay. If the Company fails to make payment to the Holder as provided in the preceding Subsection 9.c., the Holder will be entitled and empowered to take such measures as may be appropriate to enforce the Company's obligations under the Note, by judicial proceedings or otherwise.

     10. Assignment. Subject to any restrictions on transfer described elsewhere herein or the Subscription Agreement, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties hereto.

     11. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the approval of the Company and the Holders of fifty percent (50%) or more of the outstanding principal amount of all then outstanding Series A Notes; provided, however, that any amendment to the Principal Payment Dates, Interest Rate, Conversion Price, Section 9 or Section 11, shall require the approval of Holders of seventy-five percent (75%) or more of the outstanding principal amount of all then outstanding Series A Notes; and further provided, however, that any such amendments shall apply to all Series A Notes.

     12. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or any underlying securities, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be

339\GUM-TECH\NOTE2

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effected without  registration or qualification (under any applicable federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or the underlying securities, as the case may be, all in accordance with the terms of the written notice delivered to the Company. If a determination has been made pursuant to this Section 12 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note or underlying securities thus transferred shall bear the same legends appearing on the face of this Note immediately prior to such transfer. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     13. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note or a stock certificate issued pursuant to conversion of this Note, and in the case of loss, theft or destruction, of an indemnity agreement reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note or such stock certificate, if mutilated, the Company will make and deliver a new Note or stock certificate of like tenor and dated as of such cancellation, in lieu of this Note or such stock certificate.

     14. Notices. Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or for mailings from and to any address in North America (Canada, United States and Mexico) five
(5) days after receipt, by registered or certified mail, postage prepaid at the address of the party to be notified as set forth for such party in the Subscription Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California. Venue for all disputes hereunder shall be San Francisco, California.

     16. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note between the Company and the Holder of the Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

     17. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first set forth above.


                                       GUM TECH INTERNATIONAL, INC.

                                       By:
                                          --------------------------------------
                                         Jeff Bouchy, Chief Financial Officer

339\GUM-TECH\NOTE2

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                                ASSIGNMENT FORM

To assign this Note, fill in the form below:

     (1) or (We) assign and transfer this Note to:

--------------------------------------------------------------------------------
             (Insert Assignee's Social Security or Tax l.D. Number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or Type Assignee's Name, Address and Zip Code)

and irrevocably appoint the Company's Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for it/him/her.

Dated :
        --------------------------
                                       *Signature:
                                                   ----------------------------
                                                  (Sign exactly as your name
                                                   appears on the first page
                                                   of this Note.)

It is understood and agreed that the Company may request in writing such assurances and representations as may be reasonably requested pursuant to
Section 14 of this Note.


339\GUM-TECH\NOTE2
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                              NOTICE OF CONVERSION

To: GUM TECH INTERNATIONAL, INC.

     (1) The undersigned hereby elects to convert  $..............  in principal amount of the attached Note for ............. shares of Common Stock of Gum Tech
International, Inc., pursuant to the terms of the attached Note.

     (2) In converting this Note, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), including, but not limited to, any state securities laws.

     (3) Please issue a certificate representing said shares of Common Stock in the name of the undersigned.

     (4) Please issue a new Note for the  non-converted  portion of the attached
Note in the name of the undersigned.

                                          --------------------------------------
                                                         (Name)

--------------------------                --------------------------------------
           (Date)                                      (Signature)*
                                          (Sign exactly as your name appears on
                                           the first page of this Note.)

If the Company at any time during the Conversion Period shall, by subdivision, combination or re-classification of securities, change any of the Company's Common Stock to which purchase rights under this Debenture exist into the same or different number of securities of any class or classes, this Debenture shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the shares hereunder immediately prior to such subdivision, combination, or reclassification. If shares of the Company's Common Stock are subdivided into a greater number of shares of Common Stock, the conversion price for the shares hereunder upon exercise of this Debenture shall be proportionately reduced and such shares shall be proportionately increased; and conversely, if shares of the Company's Common Stock are combined into a smaller number of Common Stock shares, the price shall be proportionately increased, and the Common Stock shares hereunder shall be proportionately decreased.

339\GUM-TECH\NOTE2

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